As filed with the Securities and Exchange Commission on March 25, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2 to
FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07168

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2021

Date of reporting period:  October 31, 2021

Explanatory Note

On January 5, 2022, the undersigned registrant filed its Certified Shareholder Report on Form N-CSR for the annual period ended October 31, 2021.  The registrant hereby amends the original Certified Shareholder Report on Form N-CSR by supplementing Item 1, “Reports to Stockholders,” with respect to the Hennessy Total Return Fund, to file an amended and restated audit opinion letter that includes reference to the Statement of Cash Flows and by supplementing Item 13, “Exhibits,” to file current certifications.

This amendment does not reflect events occurring after the filing of the original Certified Shareholder Report on Form N-CSR for the annual period ended October 31, 2021, and, other than supplementing Item 1, “Reports to Stockholders,” and Item 13, “Exhibits,” as stated above, does not modify or update the disclosures in the original Certified Shareholder Report on Form N-CSR in any way.

Item 1. Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2021

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	31
Availability of Quarterly Portfolio Schedule	31
Federal Tax Distribution Information	31
Important Notice Regarding Delivery of Shareholder Documents	31
Electronic Delivery	31
Liquidity Risk Management Program	32
Privacy Policy	32

HENNESSY FUNDS	1-800-966-4354

December 2021

Dear Hennessy Funds Shareholder:

What a year this has been. While it doesn’t feel that we are out of the “pandemic” phase of the coronavirus crisis, we look forward to a day when we will eventually see fewer cases and potentially less severe variants. We feel extremely grateful to the many healthcare workers who have continued to work tirelessly during the recent surge. As we move through the next year, we hope that new U.S. cases will decline and that many other parts of the world will see improvements as well.

What a year this has been! As measured by the total return of the S&P 500® Index, as of October 31, 2021, the market was up 24.04% calendar year to date. This comes in the wake of a tumultuous 2020 in which the market plunged in the beginning of the pandemic and recovered dramatically to end the year up 18.40%. Interestingly, 18% appears to be a repeating number in the past dozen years. From the low point of the Financial Crisis (March 9, 2009) to the high point reached just prior to the COVID-19 pandemic (February 12, 2020), the S&P 500® Index was up 18.27% per year. We are well aware that past results are not predictive of the future, and we find ourselves naturally skeptical of such strong returns. But, as shown in the chart below, we find that the most common annual total returns of the market over the past 102 years range between 20% and 30% with the second most common being between 10% and 20%:

Source: Bloomberg L.P.

We will say it again, after showing a chart like the one above: Past results are not predictive of the future. Instead, we look at where we are right now – in the economy, in the market, in the business cycle – to reflect on where we have come from and where we may be going. U.S. GDP is strong and growing, interest rates remain low, and earnings growth and profitability remain robust. We believe stocks are trading at reasonable valuations when viewed as a whole, with the S&P 500® Index at 21.0x estimated earnings for 2022. Furthermore, we believe corporate balance sheets are healthy, with high levels of excess cash, which could support growth, increases in dividends, more share buybacks, and future acquisitions. Uncertainty and volatility can manifest at any time in the stock market, and the current market is no different. Investors have questions about inflation, worldwide supply chain issues, and what could drive the next boost in earnings. While these concerns are warranted, we continue to believe that overall the positives outweigh the negatives, and here at Hennessy we continue to see opportunity in the market and in our Funds.

WWW.HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

What a (fiscal) year this has been!!! For our fiscal year ended October 31, 2021, the S&P 500® Index rose 42.91% on a total return basis, setting a new all-time high on the final day of the period. Except for a short 21-trading-day period that began on September 2 during which the market fell 5.13% only to rebound to new highs just 13 trading days later, the market has been on a continuous march higher. We saw a dramatic shift in market leadership as many of the sectors that underperformed during our last fiscal year soared in fiscal year 2021. Small-caps beat mid-caps, which in turn beat large-caps. The Energy and Financials sectors skyrocketed during the 12-month period, as reflected by the S&P 500® Energy Sector’s total return of 111.29% and the Russell 1000® Index Financials’ total return of 70.87%. Both of these sectors were among the worst performing in our fiscal year 2020, so a bounce back in our fiscal year 2021, while not a foregone conclusion, was a distinct possibility.

Overall, we are pleased with the performance of our mutual funds during the fiscal year. On an absolute basis, each of our 16 Funds achieved total returns greater than 10% and seven outperformed their primary benchmark. Ten of our 11 domestic equity-only Funds outperformed the S&P 500® Index and posted total returns of 45% or higher. Our four best-performing funds were concentrated in the Energy and Financials sectors. While some of our Funds certainly benefited from being in the “right” sector at the “right” time, we also believe this was a favorable period for our investment style of high-conviction investing and concentrated portfolio construction.

What will the coming year bring? As mentioned in our last shareholder letter (June 2021), we understand that even the greatest bull markets experience corrections along the way, and the last time the S&P 500® Index dropped over 10% was in February/March of 2020. Whether or not a correction occurs sooner or later, we believe the market as a whole has more room to run. We see many factors that could drive the market higher from here: strong GDP growth and increasing corporate earnings, a potentially lower-for-longer interest rate environment, accommodative fiscal and monetary policies, a healthy and robust financial system, low unemployment and solid wage growth, and strong corporate balance sheets with plenty of cash.

Thank you for your interest and for investing with us. We remain committed to managing our portfolios for long-term performance, ever mindful of downside risk. With so many investment options available to you, we are grateful for the trust you put in us and for your continued interest in our family of Funds. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354.

Best regards,

Ryan C. Kelley
Chief Investment Officer

Past performance does not guarantee future results. To obtain current standardized performance for the Hennessy Funds, visit https://www.hennessyfunds.com/funds/price-performance.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The S&P 500® Energy Index comprises those companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials is a subset of the Russel 1000® Index that measures the performance of securities classified in the Financials sector of the large-capitalization U.S. equity market. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2021

	One	Five	Ten
	Year	Years	Years
Hennessy Total Return Fund (HDOGX)	21.72%	6.34%	7.50%
75/25 Blended DJIA/Treasury Index	27.47%	13.26%	10.93%
Dow Jones Industrial Average	37.73%	17.21%	14.32%

Expense ratio: 1.73%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index, which comprises U.S. Treasury securities maturing in three months. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2021, the Hennessy Total Return Fund returned 21.72%, underperforming both the 75/25 Blended DJIA/Treasury Index (the Fund’s primary benchmark) and the Dow Jones Industrial Average, which returned 27.47% and 37.73%, respectively, for the same period.

The Fund underperformed its primary benchmark predominantly as a result of its underweight position in the Financials sector as well as stock selection in the Communication Services and Industrials sectors, with investments in Verizon Communications, Inc. and 3M Company detracting the most from relative performance. Investments that contributed most to relative performance included an Energy sector, a Technology sector, and a Consumer Staples sector company, namely Chevron Corporation, Cisco Systems, Inc., and Walgreens Boots Alliance, Inc., respectively.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

The Fund invests approximately 75% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 25% of its assets in U.S. Treasuries. As a result of this “blended” strategy, we expect the Fund to underperform equities in periods when equity markets rise and outperform in periods when equity markets fall. The Fund is designed to allow its investors to gain exposure to the equity market while maintaining a significant percentage of its investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor because the equity portion of the portfolio is invested in what we deem to be high-quality companies, each of which pays a quarterly dividend, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

After a tumultuous 2020 and a strong 2021, we believe that the outlook for U.S. stocks remains positive. After a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is growing steadily and demonstrating incredible resilience. We are benefiting from increased employment, rapid wage gains, and robust economic activity. Corporate earnings are on the rise, interest rates remain low, and Federal Reserve policies continue to accommodate a strong economy.

If the market experiences a correction, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 25% weighting of U.S. Treasuries in the portfolio (all less than three months) may allow us the ability to roll into higher-yielding Treasuries in the event interest rates rise.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

HENNESSY FUNDS	1-800-966-4354

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2021

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 0.050%, 01/13/2022	27.54%
U.S. Treasury Bill, 0.050%, 12/16/2021	22.04%
U.S. Treasury Bill, 0.050%, 11/12/2021	16.53%
Chevron Corp.	8.45%
Cisco Systems, Inc.	8.30%
The Coca-Cola Co.	6.97%
Merck & Co., Inc.	6.74%
3M Co.	6.73%
Walgreens Boots Alliance, Inc.	6.73%
Dow, Inc.	6.40%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS – 69.92%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 5.70%
Verizon Communications, Inc.	58,600	$3,105,214	5.70%

Consumer Staples – 13.70%
The Coca-Cola Co.	67,300	3,793,701	6.97%
Walgreens Boots Alliance, Inc.	77,900	3,662,858	6.73%
		7,456,559	13.70%

Energy – 8.45%
Chevron Corp.	40,200	4,602,498	8.45%

Financials – 4.93%
JPMorgan Chase & Co.	15,800	2,684,262	4.93%

Health Care – 9.48%
Amgen, Inc.	7,200	1,490,184	2.74%
Merck & Co., Inc.	41,700	3,671,685	6.74%
		5,161,869	9.48%

Industrials – 6.73%
3M Co.	20,500	3,662,940	6.73%

Information Technology – 14.53%
Cisco Systems, Inc.	80,800	4,522,376	8.30%
International Business Machines Corp.	27,100	3,390,210	6.23%
		7,912,586	14.53%

Materials – 6.40%
Dow, Inc.	62,300	3,486,931	6.40%

Total Common Stocks
(Cost $32,373,830)		38,072,859	69.92%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 69.84%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 3.73%
First American Government Obligations Fund,
Institutional Class, 0.03% (a)	2,032,877	$2,032,877	3.73%

U.S. Treasury Bills – 66.11%
0.050%, 11/12/2021 (b)(c)	9,000,000	8,999,890	16.53%
0.050%, 12/16/2021 (b)(c)	12,000,000	11,999,550	22.04%
0.050%, 01/13/2022 (b)(c)	15,000,000	14,998,322	27.54%
		35,997,762	66.11%

Total Short-Term Investments
(Cost $38,031,101)		38,030,639	69.84%

Total Investments
(Cost $70,404,931) – 139.76%		76,103,498	139.76%
Liabilities in Excess of Other Assets – (39.76)%		(21,650,932)	(39.76)%

TOTAL NET ASSETS – 100.00%		$54,452,566	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2021.
(b)	The rate listed is the discount rate at issue.
(c)	All or a portion of this security is pledged as collateral for securities sold subject to repurchase. The aggregate fair value of the collateral is $23,998,512.

Summary of Fair Value Exposure as of October 31, 2021

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2021 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,105,214	$—	$—	$3,105,214
Consumer Staples	7,456,559	—	—	7,456,559
Energy	4,602,498	—	—	4,602,498
Financials	2,684,262	—	—	2,684,262
Health Care	5,161,869	—	—	5,161,869
Industrials	3,662,940	—	—	3,662,940
Information Technology	7,912,586	—	—	7,912,586
Materials	3,486,931	—	—	3,486,931
Total Common Stocks	$38,072,859	$—	$—	$38,072,859
Short-Term Investments
Money Market Funds	$2,032,877	$—	$—	$2,032,877
U.S. Treasury Bills	—	35,997,762	—	35,997,762
Total Short-Term Investments	$2,032,877	$35,997,762	$—	$38,030,639
Total Investments	$40,105,736	$35,997,762	$—	$76,103,498

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$5,397,000	Jefferies LLC	0.20%	08/12/21	11/12/21	$5,399,728
7,196,000	Jefferies LLC	0.20%	09/16/21	12/16/21	7,199,598
8,995,000	Jefferies LLC	0.20%	10/14/21	01/13/22	8,999,498
$21,588,000					$21,598,824

As of October 31, 2021, the fair value of securities held as collateral for reverse repurchase agreements was $23,998,512, as noted on the Schedule of Investments.

Reverse repurchase agreements are not included in the fair value hierarchy because they are carried at face value.  Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value of the reverse repurchase agreements as of October 31, 2021, was $21,588,000. The face value plus interest due at maturity is equal to $21,598,824.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2021

ASSETS:
Investments in securities, at value (cost $70,404,931)	$76,103,498
Dividends and interest receivable	53,346
Receivable for fund shares sold	36
Prepaid expenses and other assets	11,115
Total assets	76,167,995

LIABILITIES:
Payable for fund shares redeemed	50
Payable to advisor	27,844
Payable to administrator	18,170
Payable to auditor	22,556
Accrued distribution fees	32,635
Accrued service fees	4,640
Reverse repurchase agreements	21,588,000
Accrued interest payable	5,047
Accrued trustees fees	6,603
Accrued expenses and other payables	9,884
Total liabilities	21,715,429
NET ASSETS	$54,452,566

NET ASSETS CONSISTS OF:
Capital stock	$49,037,517
Total distributable earnings	5,415,049
Total net assets	$54,452,566

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$54,452,566
Shares issued and outstanding	4,022,436
Net asset value, offering price, and redemption price per share	$13.54

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Operations for the year ended October 31, 2021

INVESTMENT INCOME:
Dividend income	$1,580,238
Interest income	17,511
Total investment income	1,597,749

EXPENSES:
Investment advisory fees (See Note 5)	334,063
Distribution fees – Investor Class (See Note 5)	83,516
Administration, accounting, custody, and transfer agent fees (See Note 5)	72,976
Interest expense (See Notes 7 and 9)	57,632
Service fees – Investor Class (See Note 5)	55,677
Sub-transfer agent expenses – Investor Class (See Note 5)	40,345
Compliance expense (See Note 5)	27,448
Audit fees	22,556
Federal and state registration fees	21,069
Trustees’ fees and expenses	18,764
Reports to shareholders	7,951
Legal fees	956
Other expenses	10,874
Total expenses	753,827
NET INVESTMENT INCOME	$843,922

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(185,169)
Net change in unrealized appreciation/depreciation on investments	9,981,646
Net gain on investments	9,796,477
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,640,399

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
OPERATIONS:
Net investment income	$843,922	$1,229,563
Net realized gain (loss) on investments	(185,169)	4,113,416
Net change in unrealized
appreciation/depreciation on investments	9,981,646	(13,243,536)
Net increase (decrease) in net
assets resulting from operations	10,640,399	(7,900,557)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,994,715)	(1,304,402)
Total distributions	(3,994,715)	(1,304,402)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	575,745	1,734,947
Dividends reinvested – Investor Class	3,786,662	1,234,664
Cost of shares redeemed – Investor Class	(7,221,451)	(16,040,005)
Net decrease in net assets derived
from capital share transactions	(2,859,044)	(13,070,394)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,786,640	(22,275,353)

NET ASSETS:
Beginning of year	50,665,926	72,941,279
End of year	$54,452,566	$50,665,926

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	43,131	133,453
Shares issued to holders as reinvestment
of dividends – Investor Class	294,662	99,796
Shares redeemed – Investor Class	(548,584)	(1,218,266)
Net decrease in shares outstanding	(210,791)	(985,017)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Cash Flows for the year ended October 31, 2021

Cash flows from operating activities:
Net increase in net assets from operations	$10,640,399
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Payments to purchase securities	(7,485,906)
Proceeds from sale of securities	14,049,457
Proceeds from securities litigation	1,493
Net sale of short term investments	(540,964)
Realized loss on investments in securities	185,169
Net accretion of discount on securities	(17,150)
Change in unrealized appreciation/depreciation
on investments in securities	(9,981,646)
(Increases) decreases in operating assets:
Increase in dividends and interest receivable	(5,643)
Decrease in prepaid expenses and other assets	81
Increases (decreases) in operating liabilities:
Increase in payable to advisor	1,026
Increase in payable to administrator	6,020
Increase in payable for distribution fees	3,487
Increase in payable for service fees	170
Decrease in accrued interest payable	(1,924)
Decrease in accrued audit fees	(544)
Increase in accrued trustee fees	2,666
Decrease in other accrued expenses and payables	(2,591)
Net cash provided by operating securities	6,853,600

Cash flows from financing activities:
Proceeds on shares sold	575,854
Payment on shares redeemed	(7,221,401)
Distributions paid in cash, net of reinvestments	(208,053)
Net cash provided by financing activities	(6,853,600)
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein, consisting
of dividend reinvestment of dividends and distributions	$3,786,662

Cash paid for interest	$59,556

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF CASH FLOWS

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HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses, including interest expense, to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$11.97	$13.98	$13.57	$14.66	$13.84

0.20 (1)	0.27 (1)	0.24 (1)	0.23	0.20
2.33	(1.99)	0.81	0.43	1.48
2.53	(1.72)	1.05	0.66	1.68

(0.20)	(0.29)	(0.24)	(0.23)	(0.20)
(0.76)	—	(0.40)	(1.52)	(0.66)
(0.96)	(0.29)	(0.64)	(1.75)	(0.86)
$13.54	$11.97	$13.98	$13.57	$14.66

21.72%	-12.36%	7.93%	4.92%	12.56%

$54.45	$50.67	$72.94	$71.60	$77.75
1.35%	1.73%	2.31%	1.95%	1.57%
1.52%	2.05%	1.74%	1.67%	1.38%
19%	39%	30%	10%	36%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements October 31, 2021

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2021, no such reclassifications were required for fiscal year 2021.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax

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NOTES TO THE FINANCIAL STATEMENTS

jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Reverse Repurchase Agreements – Transactions involving reverse repurchase agreements are treated as collateralized financing transactions and are recorded at their contracted resell or repurchase amounts, which approximates fair value. Upon entering into a reverse repurchase agreement transaction, the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and the Fund subsequently monitors the account to ensure that it maintains such equivalent value. Interest on reverse repurchase agreements is included in interest payable.

As of October 31, 2021, securities with a fair value of $23,998,512, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

j).	Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable

HENNESSY FUNDS	1-800-966-4354

users of its financial statements to understand the effect of those arrangements on its financial position. Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities. For additional information regarding the offsetting of assets and liabilities as of October 31, 2021, please refer to the table in Note 9.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

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NOTES TO THE FINANCIAL STATEMENTS

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2021, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2021 were $7,485,906 and $14,049,457, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2021.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including,

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NOTES TO THE FINANCIAL STATEMENTS

but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”), acts as the Fund’s principal underwriter in a continuous public offering of Fund shares. Effective September 30, 2021, Genstar Capital, a private equity firm specializing in financial and related business service companies, acquired a majority interest in Foreside. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor following the change in control of Foreside.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2021 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

HENNESSY FUNDS	1-800-966-4354

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2021, the Fund had an outstanding average daily balance and a weighted average interest rate of $5,745 and 3.25%, respectively. The interest expensed by the Fund under the line of credit during fiscal year 2021 is included as a component of interest expense in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2021 was $699,000. As of October 31, 2021, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$70,431,450
Gross tax unrealized appreciation	$6,894,601
Gross tax unrealized depreciation	(1,222,553)
Net tax unrealized appreciation/(depreciation)	$5,672,048
Undistributed ordinary income	$20,834
Undistributed long-term capital gains	—
Total distributable earnings	$20,834
Other accumulated gain/(loss)	$(277,833)
Total accumulated gain/(loss)	$5,415,049

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had $277,833 in unlimited long-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal years 2021 and 2020, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2021	October 31, 2020
Ordinary income(1)	$844,427	$1,304,402
Long-term capital gains	3,150,288	—
Total distributions	$3,994,715	$1,304,402

(1) Ordinary income includes short-term capital gains.

9).  REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund. Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities. Interest payments made under reverse repurchase agreements during fiscal year 2021 totaled $57,443 and are recorded as a component of interest expense in the Statement of Operations.

During fiscal year 2021, the average daily balance and average interest rate in effect for reverse repurchase agreements were $22,376,603 and 0.25%, respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of October 31, 2021:

Maturity Date	Amount	Interest Rate
November 12, 2021	$5,397,000	0.20%
December 16, 2021	$7,196,000	0.20%
January 13, 2022	$8,995,000	0.20%

Outstanding reverse repurchase agreements as of October 31, 2021, comprised 39.65% of the Fund’s net assets.

Below is information about reverse repurchase agreements eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis:

	Gross	Net	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Amounts	Amounts
	Offset	Presented
Gross	in the	in the
Amounts of	Statement of	Statement of		Collateral
Recognized	Assets and	Assets and	Financial	Pledged	Net
Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
$21,588,000	$—	$21,588,000	$21,588,000	$—	$—
$21,588,000	$—	$21,588,000	$21,588,000	$—	$—

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Total Return Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Total Return Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2021

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and Doug Franklin. As Advisers, Mr. Alexander and Mr. Franklin attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
85
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
74		Marin County, California since 1996.
Trustee

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
47	as an Adviser	has served as its Chief Operating
Trustee	to the Board	Officer since 2004. Kiosk is a full-
	and	service marketing agency with
	December 2021	offices in the San Francisco Bay Area,
	as a Trustee	Toronto, and Liverpool, UK.

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
76		consultant in the securities industry.
Trustee

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
40		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
57		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
65	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
55		since 1989 and currently serves as its President and Chief
Executive Vice President		Operating Officer.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
65		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
49		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
44		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
63		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
49		October 2012. He has served as Chief Investment Officer of the
Chief Investment Officer,		Hennessy Funds since March 2021 and has served as a Portfolio
Senior Vice President,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
48		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
October 31, 2021

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2021 –
	May 1, 2021	October 31, 2021	October 31, 2021
Investor Class
Actual	$1,000.00	$1,002.20	$6.71
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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HENNESSY FUNDS	1-800-966-4354

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 2, 2021. The report covered the period from June 1, 2020, through May 31, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and did not recommend any changes to the Liquidity Program. The Program Administrator did make adjustments to the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

WWW.HENNESSYFUNDS.COM

LIQUIDITY RISK MANAGEMENT PROGRAM — PRIVACY POLICY

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

HENNESSY FUNDS	1-800-966-4354

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

WWW.HENNESSYFUNDS.COM

PRIVACY POLICY

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 13. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Previously filed.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  Provide the information called for by Item 4 of Form 8-K under the Exchange Act.  Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not applicable.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/ Neil J. Hennessy
Neil J. Hennessy
President

Date:   March 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Neil J. Hennessy Neil J. Hennessy, President

Date: March 25, 2022

By: /s/ Teresa M. Nilsen Teresa M. Nilsen, Treasurer

Date: March 25, 2022